SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2008

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (716) 652-2000

N/A
(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      [   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      [   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      [   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      [   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2007, the Board of Directors of Moog Inc. (the "Company"), on the recommendation of the Executive Compensation Committee, approved the Moog Inc. 2008 Stock Appreciation Rights Plan (the “Plan”).  The Plan was approved by the Company’s shareholders at its annual meeting held on January 9, 2008.  The description of the Plan included under “Proposal 2-- Approval of Moog Inc. 2008 Stock Appreciation Rights Plan” in the Company’s proxy statement relating to its annual meeting held on January 9, 2008, as filed with the Securities and Exchange Commission on December 12, 2007, is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)   Exhibits.

10.1

Moog Inc. 2008 Stock Appreciation Rights Plan (filed as Exhibit A to the Company’s Definitive Proxy Statement

filed with the Securities and Exchange Commission on December 12, 2007 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                  MOOG INC.

Dated:  January 11, 2008                                                          By:         /s/ Donald R. Fishback
                                                                                                  Name:    Donald R. Fishback
                                                                                                                Vice President- Finance

EXHIBIT INDEX

Exhibit

Description

10.1

Moog Inc. 2008 Stock Appreciation Rights Plan (filed as Exhibit A to the Company’s Definitive Proxy Statement

filed with the Securities and Exchange Commission on December 12, 2007 and incorporated herein by reference).